                       SEMIANNUAL REPORT / APRIL 30, 2002

                          AIM GLOBAL TELECOMMUNICATIONS
                               AND TECHNOLOGY FUND

   On July 1, 2002, AIM Global Telecommunications and Technology Fund will be renamed AIM Global Science and Technology Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                       ACCENT IN PINK BY WASSILY KANDINSKY

             BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A

              PIVOTAL ROLE IN THE DEVELOPMENT OF ABSTRACT ART. HIS

          EXPLORATION OF THE POSSIBILITIES OF ABSTRACTION MADE HIM ONE

           OF THE MOST IMPORTANT INNOVATORS IN MODERN ART. MANY OF THE

          COMPANIES IN WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE

      OF TELECOMMUNICATIONS AND TECHNOLOGY, MAKING THEM INNOVATORS AS WELL.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o For the period ending April 30, 2002, average annual total returns (including sales charges) were as follows: Class A shares, inception (1/27/92), 0.18%; 10 years, 0.09%; five years, -9.06%; one year, -40.65%.
    Class B shares, inception (4/1/93), -0.99%; five years, -8.89%; one year, -41.16%. Class C shares, inception (3/1/99), -22.97%; one year, -38.68%.

o In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were as follows: Class A shares, inception (1/27/92), 1.30%; 10 years, 1.31; five years, -6.91%; one year, -20.15%. Class B shares, inception (4/1/93), 0.26%; five years, -6.72%; one year, -20.85%. Class C shares, inception (3/1/99), -20.63%; one year, -17.52%.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody of arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required from non-U.S. companies.

o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original investment.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

o The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

  AN INVESTMENT CANNOT BE MADE IN AN INDEX. UNLESS OTHERWISE INDICATED, INDEX RESULTS INCLUDE REINVESTED DIVIDENDS, AND THEY DO NOT REFLECT SALES CHARGES. AN
    INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, your fund faced withering pressure for much of the reporting period. Technology stocks across the board were punished during the first few months of 2002, with the telecommunications sector doing particularly poorly. Class A shares of AIM Telecommunications & Technology Fund showed returns of -8.77%, excluding sales charges, for the six months ending April 30, 2002. Comparable funds in the Lipper Science & Technology Fund Index returned -5.81% during the same six months. By comparison, the broad U.S. stock market as represented by the S&P 500 returned 2.31% over the period.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

TECHNOLOGY STOCKS ATTEMPT TO RIDE OUT THE STORM

HOW DID THE FUND PERFORM?

The fund faced withering pressure for much of the reporting period. Technology stocks across the board were punished during the first few months of 2002.

   AIM Global Telecommunications and Technology Fund Class A shares showed returns of -8.77% for the six months ending April 30, 2002. Class B and Class C shares returned -9.05%. Returns are at net asset value, which does not include sales charges. By comparison, the fund's benchmark index, the S&P 500, returned 2.31% over the same time period. (The S&P 500 is more diversified than the fund and is not specifically a technology index.)

   Further confirming the difficult market conditions for technology was the performance of the Lipper Science & Technology Fund Index, which had returns of -5.81% for the period.

   A bright spot for the fund is the return generated since the market low point on September 21, 2001, in the days following the terrorist strikes against the United States. Since that date through April 30, 2002, AIM Telecommunications and Technology Fund is higher by 6.46% for Class A shares at net asset value.

WHAT MAJOR ECONOMIC TRENDS AFFECTED MARKETS?

Technology has been one of the worst-performing sectors in the U.S. economy during 2002. After galloping forward in a spirited rally during the months following the 9/11 terrorist attacks, technology stocks gave back that ground early in 2002. Since the start of 2002, tech stocks were devastated by the nation's faltering recovery, overblown growth expectations, and a massive technology inventory build-up.

   After the fourth quarter surge in 2001, techs suffered anew when weak corporate spending plans for Information Technology--coupled with questions about accounting procedures--generated a new headwind for the sector. In addition, late in the reporting period U.S. troops were still engaged against terrorists, and the Israeli/Palestinian conflict had broken into full-scale combat. Investors were rattled by these unfolding and unsettling events.

   The speed and depth of the technology stock decline has been breathtaking. Corporate spending on computers, software, storage and communications gear all declined in the fourth quarter of 2001, compared to a year earlier.

   Accordingly, the technology-laden Nasdaq Index fell more than 20% in the year ending April 30, 2002, and the Lipper Science & Technology Index dropped more than 35%.

WHAT HAPPENED TO TECHNOLOGY STOCKS DURING THE PERIOD?

As the U.S. economy continued its struggle to escape recession, corporate spending plans for information technology continued to be lackluster.

   But analysts see some positives as AIM Global Telecommunications and Technology Fund strives to find better footing. For example, even though investor sentiment toward technology is overwhelmingly negative, economic data are beginning to move toward the positive. Orders for durable goods rose slightly in March. And, the small gain follows steady improvement over five months in demand for the big-ticket items that drive the U.S. economy. Also, industrial production measurements are turning positive.

   An unofficial but key indicator - corporate earnings preannouncements - shows positive signs compared to the past couple of years. (Negative earnings announcements are typically issued in advance of the official release of corporate earnings statements, especially when a sector is beaten down, as technology is today.) In the fourth quarter last year, fewer companies made negative preannouncements than in the previous quarter.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

With 40 years of experience in the investments industry, AIM Global Telecommunications and Technology Fund portfolio managers directed this fund using the same investment

================================================================================

FUND AT A GLANCE

AIM Global Telecommunications and Technology Fund seeks long-term growth of capital. The fund seeks to meet its objective by investing in equity securities of companies that design, develop or provide products and services in the telecommunications or technology industries.

                                    [PHOTO]

INVESTMENT STYLE: GROWTH (Focusing on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Seeks the best telecommunications and technology ideas worldwide

o   Hurt, along with entire sector, by weak corporate technology spending

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

================================================================================================================================
TOP 10 HOLDINGS                                          TOP 10 INDUSTRIES                                TOP COUNTRIES
--------------------------------------------------------------------------------------------------------------------------------
 1. Texas Instruments, Inc.                      4.3%     1. Semiconductors                      30.6%    1. U.S.A.         81.4%

 2. Samsung Electronics Co., Ltd. (South Korea)  3.9      2. Aerospace & Defense                  8.4     2. South Korea     3.9

 3. Lockheed Martin Corp.                        3.8      3. Semiconductor Equipment              7.4     3. Taiwan          3.6

 4. Taiwan Semiconductor Mfg. Co. Ltd. (Taiwan)  3.6      4. Biotechnology                        6.9     4. Bermuda         1.7

 5. Dell Computer Corp.                          3.6      5. Computer Storage & Peripherals       4.9     5. Canada          1.5

 6. L-3 Communications Holdings, Inc.            3.2      6. Networking Equipment                 4.6     6. Japan           1.4

 7. Intel Corp.                                  3.0      7. Application Software                 4.1     7. Switzerland     1.1

 8. Microchip Technology Inc.                    2.8      8. IT Consulting & Services             3.7     8. Finland         0.8

 9. Cisco Systems, Inc.                          2.5      9. Computer Hardware                    3.6     9. Germany         0.5

10. IDEC Pharmaceuticals Corp.                   2.0     10. Health Care Distribution & Services  2.5

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================================================================

disciplines that have rewarded millions of AIM shareholders over the long term.

    As the prolonged technology slump continued, holdings in biotech were cut back, while semiconductor exposure was increased. Semiconductors and semiconductor equipment made advances during the period.

    On the negative side, enterprise software fared poorly, as did systems software. Fortunately, systems software was underweight within the portfolio, compared to the benchmark index.

    AIM Global Telecommunications and Technology Fund was primarily invested in the United States (about 81%), with moderate international exposure--primarily in South Korea and Taiwan. The fund's number of holdings stood at 70 at the close of the reporting period.

CAN YOU DISCUSS SOME STOCK HOLDINGS?

Listed below are three stocks - two that helped fund performance and one that did not perform as expected.

    LOCKHEED MARTIN won the Joint Strike Fighter contract, and has benefited from cost-cutting and consolidation within the defense industry. Lockheed Martin is the world's number one defense contractor. The U.S. government accounts for about 80% of sales.

    CONCORD EFS shares benefited from increased use of ATM cards on transactions. Concord supplies the infrastructure for cashless commerce. Its payment services include electronic payment and verification terminals as well as credit and debit card transaction processing.

    CISCO SYSTEMS did not perform as managers expected. The firm makes network access servers and management software, and competes in the telecommunications sector with products designed to accommodate data, voice and video traffic. Market conditions have caused the company to decelerate its acquisition pace, and while it still dominates the networking sector, Cisco faces increasing competition.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad.

    While the recession had apparently ended, full economic recovery remained elusive. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue.

    Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April, as companies were reluctant to expand their payrolls.

    In contrast, corporate profit margins were improving, while interest rates and inflation were low. The Federal Reserve assumed a neutral position on interest rates after more than a year of rate cuts. Consumer confidence--despite a slip in April--generally rose over the reporting period. And consumer spending, which accounts for about two thirds of economic activity, remained healthy.

    But investors remained uncertain as concerns persisted about the economy, corporate management and accounting veracity, plus the potential for more military conflicts in global hot spots.

PORTFOLIO MANAGEMENT TEAM

David D. Barnard
Abel Garcia
Robert Lloyd

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-81.40%

AEROSPACE & DEFENSE-8.44%

Alliant Techsystems Inc.(a)                        85,000   $  9,154,500
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)(b)           156,000     19,933,680
------------------------------------------------------------------------
Lockheed Martin Corp.                             377,000     23,713,300
========================================================================
                                                              52,801,480
========================================================================

APPLICATION SOFTWARE-3.63%

BEA Systems, Inc.(a)                              245,800      2,634,976
------------------------------------------------------------------------
Cerner Corp.(a)                                    90,000      4,779,900
------------------------------------------------------------------------
Intuit Inc.(a)                                    200,000      7,836,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      200,000      7,454,000
========================================================================
                                                              22,704,876
========================================================================

AUTO PARTS & EQUIPMENT-0.25%

Gentex Corp.(a)                                    49,500      1,567,170
========================================================================

BIOTECHNOLOGY-6.88%

Cephalon, Inc.(a)                                 148,000      8,678,720
------------------------------------------------------------------------
Genentech, Inc.(a)                                204,000      7,242,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  107,000      4,380,580
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          326,200     10,151,344
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     230,000     12,638,500
========================================================================
                                                              43,091,144
========================================================================

COMPUTER & ELECTRONICS RETAIL-2.52%

Best Buy Co., Inc.(a)                             161,000     11,970,350
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      70,000      3,836,000
========================================================================
                                                              15,806,350
========================================================================

COMPUTER HARDWARE-3.58%

Dell Computer Corp.(a)                            850,000     22,389,000
========================================================================

COMPUTER STORAGE & PERIPHERALS-4.45%

Network Appliance, Inc.(a)                        460,000      8,027,000
------------------------------------------------------------------------
Storage Technology Corp.(a)                       563,000     11,586,540
------------------------------------------------------------------------
Western Digital Corp.(a)                        1,330,000      8,232,700
========================================================================
                                                              27,846,240
========================================================================

DATA PROCESSING SERVICES-2.16%

Concord EFS, Inc.(a)                              152,000      4,953,680
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   192,450      8,556,327
========================================================================
                                                              13,510,007
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.53%

DIANON Systems, Inc.(a)                            90,000      5,904,000
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            33,500      3,323,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

Quest Diagnostics Inc.(a)                          72,000   $  6,618,960
========================================================================
                                                              15,846,160
========================================================================

INTERNET RETAIL-1.19%

eBay Inc.(a)                                      140,000      7,434,000
========================================================================

INTERNET SOFTWARE & SERVICES-2.14%

DoubleClick Inc.(a)                               330,000      2,560,800
------------------------------------------------------------------------
Hotels.com-Class A(a)                              32,000      2,013,440
------------------------------------------------------------------------
McAfee.com Corp.(a)                               108,000      1,441,800
------------------------------------------------------------------------
Overture Services, Inc.(a)                        172,400      5,894,356
------------------------------------------------------------------------
WebEx Communications, Inc.(a)                      88,000      1,516,240
========================================================================
                                                              13,426,636
========================================================================

IT CONSULTING & SERVICES-3.71%

Affiliated Computer Services, Inc.-Class A(a)     144,000      7,786,080
------------------------------------------------------------------------
Computer Sciences Corp.(a)                        178,100      7,987,785
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      250,000      7,440,000
========================================================================
                                                              23,213,865
========================================================================

NETWORKING EQUIPMENT-4.59%

Brocade Communications Systems, Inc.(a)           125,000      3,198,750
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,050,000     15,382,500
------------------------------------------------------------------------
Emulex Corp.(a)                                   350,000     10,146,500
========================================================================
                                                              28,727,750
========================================================================

PHARMACEUTICALS-0.26%

Allergan, Inc.                                     25,000      1,647,750
========================================================================

SEMICONDUCTOR EQUIPMENT-7.41%

Applied Materials, Inc.(a)                        329,000      8,001,280
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               200,000     11,794,000
------------------------------------------------------------------------
Lam Research Corp.(a)                             335,000      8,596,100
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         261,000     12,371,400
------------------------------------------------------------------------
Teradyne, Inc.(a)                                  92,000      3,031,400
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          56,000      2,616,320
========================================================================
                                                              46,410,500
========================================================================

SEMICONDUCTORS-24.10%

Advanced Micro Devices, Inc.(a)                   900,000     10,062,000
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           266,000      9,831,360
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         320,000     11,040,000
------------------------------------------------------------------------
ESS Technology, Inc.(a)                           370,000      5,908,900
------------------------------------------------------------------------
Fairchild Semiconductor Corp.-Class A(a)          290,000      7,812,600
------------------------------------------------------------------------
Intel Corp.                                       660,000     18,882,600
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Intersil Corp.-Class A(a)                         137,600   $  3,694,560
------------------------------------------------------------------------
LSI Logic Corp.(a)                                570,000      7,324,500
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      400,000     17,800,000
------------------------------------------------------------------------
Micron Technology, Inc.(a)                        488,000     11,565,600
------------------------------------------------------------------------
Oak Technology, Inc.(a)                           146,000      2,077,580
------------------------------------------------------------------------
QLogic Corp.(a)                                   260,000     11,884,600
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         365,000      6,351,000
------------------------------------------------------------------------
Texas Instruments Inc.                            860,000     26,599,800
========================================================================
                                                             150,835,100
========================================================================

SYSTEMS SOFTWARE-2.22%

Network Associates, Inc.(a)                        75,000      1,331,250
------------------------------------------------------------------------
Symantec Corp.(a)                                 354,000     12,535,140
========================================================================
                                                              13,866,390
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.34%

Polycom, Inc.(a)                                  111,000      2,288,820
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                250,000      6,125,000
========================================================================
                                                               8,413,820
========================================================================
    Total Domestic Common Stocks (Cost
      $522,696,236)                                          509,538,238
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-14.56%

BERMUDA-1.73%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             300,000     10,800,000
========================================================================

CANADA-1.51%

ATI Technologies Inc. (Computer Storage &
  Peripherals)(a)                                 300,000      3,060,000
------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                170,000      6,420,900
========================================================================
                                                               9,480,900
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

FINLAND-0.76%

Nokia Oyj-ADR (Telecommunications Equipment)      294,000   $  4,780,440
========================================================================

GERMANY-0.52%

SAP A.G. (Application Software)(a)                 25,000      3,234,148
========================================================================

JAPAN-1.41%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(a)                                      3,480      8,850,898
========================================================================

SOUTH KOREA-3.90%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments.)                        82,400     24,419,550
========================================================================

SWITZERLAND-1.12%

STMicroelectronics N.V. (Semiconductors)          225,000      6,988,191
========================================================================

TAIWAN-3.61%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           8,960,000     22,613,210
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $83,303,193)                            91,167,337
========================================================================

MONEY MARKET FUNDS-6.37%

STIC Liquid Assets Portfolio(c)                19,919,823     19,919,823
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        19,919,823     19,919,823
========================================================================
    Total Money Market Funds (Cost
      $39,839,646)                                            39,839,646
========================================================================
TOTAL INVESTMENTS-102.33% (Cost $645,839,075)                640,545,221
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.33%)                        (14,585,030)
========================================================================
NET ASSETS-100.00%                                          $625,960,191
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $645,839,075)*                               $640,545,221
-----------------------------------------------------------
Foreign currencies, at value (cost $211,080)        212,705
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,226,748
-----------------------------------------------------------
  Fund shares sold                                3,881,474
-----------------------------------------------------------
  Dividends                                         107,931
-----------------------------------------------------------
Investment for deferred compensation plan             1,863
-----------------------------------------------------------
Collateral for securities loaned                 96,339,735
-----------------------------------------------------------
Other assets                                         39,526
===========================================================
    Total assets                                743,355,203
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          16,870,226
-----------------------------------------------------------
  Fund shares reacquired                          2,414,186
-----------------------------------------------------------
  Options written (premiums received
    $165,435)                                       283,200
-----------------------------------------------------------
  Deferred compensation plan                          1,863
-----------------------------------------------------------
  Collateral upon return of securities loaned    96,339,735
-----------------------------------------------------------
Accrued distribution fees                           565,130
-----------------------------------------------------------
Accrued trustees' fees                                  831
-----------------------------------------------------------
Accrued transfer agent fees                         656,967
-----------------------------------------------------------
Accrued operating expenses                          262,874
===========================================================
    Total liabilities                           117,395,012
===========================================================
Net assets applicable to shares outstanding    $625,960,191
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $416,726,722
___________________________________________________________
===========================================================
Class B                                        $184,352,168
___________________________________________________________
===========================================================
Class C                                        $ 24,881,301
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          61,685,817
___________________________________________________________
===========================================================
Class B                                          29,136,354
___________________________________________________________
===========================================================
Class C                                           3,931,221
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.76
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.76 divided by
      95.25%)                                  $       7.10
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       6.33
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       6.33
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $94,381,607 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,591)                                    $     373,258
-----------------------------------------------------------
Dividends from affiliated money market funds        255,238
-----------------------------------------------------------
Interest                                                756
-----------------------------------------------------------
Security lending income                             270,937
===========================================================
    Total investment income                         900,189
===========================================================

EXPENSES:

Advisory fees                                     3,670,536
-----------------------------------------------------------
Administrative services fees                         72,697
-----------------------------------------------------------
Custodian fees                                       47,063
-----------------------------------------------------------
Distribution fees -- Class A                      1,172,149
-----------------------------------------------------------
Distribution fees -- Class B                      1,299,570
-----------------------------------------------------------
Distribution fees -- Class C                        148,610
-----------------------------------------------------------
Transfer agent fees                               2,788,193
-----------------------------------------------------------
Trustees' fees                                        4,401
-----------------------------------------------------------
Printing                                            663,617
-----------------------------------------------------------
Other                                                75,138
===========================================================
    Total expenses                                9,941,974
===========================================================
Less: Fees waived                                (1,623,957)
-----------------------------------------------------------
    Expenses paid indirectly                         (4,432)
===========================================================
    Net expenses                                  8,313,585
===========================================================
Net investment income (loss)                     (7,413,396)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (139,295,916)
-----------------------------------------------------------
  Foreign currencies                                137,131
-----------------------------------------------------------
  Option contracts written                        3,425,486
===========================================================
                                               (135,733,299)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          84,841,943
-----------------------------------------------------------
  Foreign currencies                                  7,010
-----------------------------------------------------------
  Option contracts written                          313,703
===========================================================
                                                 85,162,656
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (50,570,643)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $ (57,984,039)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2002               2001
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $    (7,413,396)   $   (25,069,378)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (135,733,299)    (1,198,211,906)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                      85,162,656       (872,582,166)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   (57,984,039)    (2,095,863,450)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --       (193,140,722)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (182,354,331)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (14,882,483)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          19,039,992        182,460,304
------------------------------------------------------------------------------------------------
  Class B                                                         (88,575,052)         7,506,235
------------------------------------------------------------------------------------------------
  Class C                                                          (1,268,931)         7,846,180
================================================================================================
    Net increase (decrease) in net assets                        (128,788,030)    (2,288,428,267)
================================================================================================

NET ASSETS:

  Beginning of period                                             754,748,221      3,043,176,488
================================================================================================
  End of period                                               $   625,960,191    $   754,748,221
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 1,975,253,324    $ 2,046,057,315
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (7,414,212)              (816)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,336,440,510)    (1,200,707,211)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts            (5,438,411)       (90,601,067)
================================================================================================
                                                              $   625,960,191    $   754,748,221
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,181,366,577 as of October 31, 2001, which may be carried forward to offset future gains, if any, which expires, if not previously utilized in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $1,623,957.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $72,697 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $1,863,623 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $1,172,149, $1,299,570 and $148,610, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $59,884 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $2,352, $18 and $4,851 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $2,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of 4,432 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,432.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $94,381,607 were on loan to brokers. The loans were secured by cash collateral of $96,339,735 received by the Fund and invested in affiliated money market funds as follows:
$48,169,868 in STIC Liquid Assets Portfolio and $48,169,867 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $270,937 for securities lending.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $530,328,662 and $606,203,597, respectively.

  The amount of unrealized appreciation (depreciation)of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 50,084,108
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  Investment securities                         (55,778,378)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (5,694,270)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $646,239,491.


NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2002                 OCTOBER 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      18,924,349    $ 147,046,974     20,449,981    $ 233,919,662
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,843,583       13,789,650      6,719,273       89,717,986
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         683,740        5,118,580      1,715,379       22,049,204
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      8,804,839      178,558,019
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      8,822,895      168,780,846
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        739,056       14,130,718
==========================================================================================================================
Reacquired:
  Class A                                                     (16,430,814)    (128,006,982)   (19,515,999)    (230,017,377)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (14,006,953)    (102,364,702)   (22,756,386)    (250,992,597)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (868,813)      (6,387,511)    (2,270,767)     (28,333,741)
==========================================================================================================================
                                                               (9,854,908)   $ (70,803,991)     2,708,271    $ 197,812,720
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 8--CALL OPTION CONTRACTS


Transactions in call options written during the six months ended April 30, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of period                                             10,095     $ 2,707,097
--------------------------------------------------------------------------------------
Written                                                         28,606       6,816,622
--------------------------------------------------------------------------------------
Closed                                                         (27,471)     (6,557,744)
--------------------------------------------------------------------------------------
Exercised                                                      (10,910)     (2,800,540)
======================================================================================
End of period                                                      320     $   165,435
______________________________________________________________________________________
======================================================================================


Open call option contracts written at April 30, 2002 were as follows:

                                                                                                 APRIL 30,        UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         APPRECIATION
ISSUE                                             MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----                                            --------    ------    ---------    --------    ------------    --------------
L-3 Communications Holdings, Inc.                 May-02      $120        320       $165,435      $283,200        $(117,765)
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                             YEAR ENDED OCTOBER 31,
                                                   APRIL 30,        ------------------------------------------------------------
                                                    2002(a)         2001(a)      2000(a)         1999       1998(a)     1997(a)
                                                   ----------       --------    ----------    ----------    --------    --------
Net asset value, beginning of period                $   7.41        $  30.61    $    26.44    $    16.28    $  18.04    $  16.69
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.07)          (0.20)         0.06(b)      (0.25)      (0.17)      (0.17)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (0.58)         (19.12)         7.23         10.97       (0.39)       2.93
================================================================================================================================
    Total from investment operations                   (0.65)         (19.32)         7.29         10.72       (0.56)       2.76
================================================================================================================================
Less distributions from net realized gains                --           (3.88)        (3.12)        (0.56)      (1.20)      (1.41)
================================================================================================================================
Net asset value, end of period                      $   6.76        $   7.41    $    30.61    $    26.44    $  16.28    $  18.04
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                        (8.77)%        (71.16)%       27.52%        67.63%      (3.16)%     17.70%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $416,727        $438,702    $1,513,595    $1,023,124    $713,904    $910,801
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.00%(d)        1.98%         1.63%         1.77%       1.88%       1.84%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.43%(d)        2.03%         1.63%         1.77%       1.88%       1.84%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   (1.76)%(d)      (1.57)%        0.16%        (1.11)%     (0.93)%     (1.06)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                   74%            173%          111%          122%         75%         35%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily assets of $472,745,322.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                             YEAR ENDED OCTOBER 31,
                                                   APRIL 30,        -------------------------------------------------------------
                                                    2002(a)         2001(a)      2000(a)           1999      1998(a)     1997(a)
                                                   ----------       --------    ----------       --------    --------    --------
Net asset value, beginning of period                $   6.96        $  29.17    $    25.43       $  15.76    $  17.58    $  16.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.08)          (0.25)        (0.11)(b)      (0.35)      (0.25)      (0.25)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (0.55)         (18.08)         6.97          10.58       (0.37)       2.87
=================================================================================================================================
    Total from investment operations                   (0.63)         (18.33)         6.86          10.23       (0.62)       2.62
=================================================================================================================================
Less distributions from net realized gains                --           (3.88)        (3.12)         (0.56)      (1.20)      (1.41)
=================================================================================================================================
Net asset value, end of period                      $   6.33        $   6.96    $    29.17       $  25.43    $  15.76    $  17.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (9.05)%        (71.30)%       26.87%         66.84%      (3.67)%     17.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $184,352        $287,394    $1,414,915       $898,400    $614,715    $805,535
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.50%(d)        2.48%         2.13%          2.28%       2.38%       2.34%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.93%(d)        2.53%         2.13%          2.28%       2.38%       2.34%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   (2.26)%(d)      (2.07)%       (0.34)%        (1.62)%     (1.43)%     (1.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   74%            173%          111%           122%         75%         35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $262,068,068.


                                                                                          CLASS C
                                                                ------------------------------------------------------------
                                                                                                             MARCH 1, 1999
                                                                SIX MONTHS            YEAR ENDED              (DATE SALES
                                                                  ENDED              OCTOBER 31,             COMMENCED) TO
                                                                APRIL 30,        --------------------         OCTOBER 31,
                                                                 2002(a)         2001(a)     2000(a)              1999
                                                                ----------       --------    --------       ----------------
Net asset value, beginning of period                             $  6.96         $ 29.16     $  25.43           $ 19.23
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.08)          (0.25)       (0.11)(b)         (0.11)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.55)         (18.07)        6.96              6.31
============================================================================================================================
    Total from investment operations                               (0.63)         (18.32)        6.85              6.20
============================================================================================================================
Less distributions from net realized gains                            --           (3.88)       (3.12)               --
============================================================================================================================
Net asset value, end of period                                   $  6.33         $  6.96     $  29.16           $ 25.43
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                    (9.05)%        (71.29)%      26.83%            32.24%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $24,881         $28,652     $114,667           $12,352
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.50%(d)        2.48%        2.13%             2.28%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.93%(d)        2.53%        2.13%             2.28%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets        (2.26)%(d)      (2.07)%      (0.34)%           (1.62)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                               74%            173%         111%              122%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $29,268,350.
(e)  Annualized.

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                              A I M Advisors, Inc.
                               Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                       Suite 100
                               Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                         TRANSFER AGENT
Carl Frischling                Stuart W. Coco
                               Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                       P.O. Box 4739
                               Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock               Vice President
                                                                         CUSTODIAN
Ruth H. Quigley                Edgar M. Larsen
                               Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                           225 Franklin Street
                                                                         Boston, MA 02110

                                                                         COUNSEL TO THE FUND

                                                                         Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

                                  EQUITY FUNDS

      DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry
         MORE AGGRESSIVE                               MORE AGGRESSIVE                  since 1976 and manages approximately
                                                                                        $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)          AIM Developing Markets                          million shareholders, including
AIM Mid Cap Opportunities(1)            AIM European Small Company                      individual investors, corporate clients
AIM Large Cap Opportunities(1)          AIM Asian Growth                                and Financial institutions.
AIM Emerging Growth                     AIM International Emerging Growth
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                        *The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM European Development                        Trademark-- is distributed nationwide.
AIM Mid Cap Growth                      AIM Euroland Growth                             AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM International Equity                        of the world's largest independent
AIM Constellation                       AIM Global Growth                               financial services companies with $400
AIM Large Cap Growth                    AIM Worldwide Spectrum                          billion in assets under management.*
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                    MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                         SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
        MORE CONSERVATIVE               AIM Real Estate(6)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GTL-SAR-1

A I M DISTRIBUTORS, INC.